Exhibit 10.18



AGREEMENT TO EXTEND SENIOR SECURED CONVERTIBLE DEBENTURE

     Come now Hyde Investments Ltd., ("Holder"), National Parking Systems, Inc., ABS Holding Company, Inc., BH Holding Company, Inc. and Marc Ebersole (hereinafter collectively referred to as the "Company"), and agree as follows:

     Whereas, on January 13, 2005 the Company executed that certain SENIOR SECURED CONVERTIBLE DEBENTURE in favor of Holder; and

     Whereas, said SENIOR SECURED CONVERTIBLE DEBENTURE is scheduled to come due on October 15, 2005; and

     Whereas, the Company has requested that the due date of said SENIOR SECURED CONVERTIBLE DEBENTURE be extended through and until June 30, 2006; and

     Whereas, Holder has agreed to extend the due date of said SENIOR SECURED CONVERTIBLE DEBENTURE through and until June 30, 2006.

     Now therefore, in consideration of $10.00, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Holder and the Company agree as follows:

     1. That certain SENIOR SECURED CONVERTIBLE DEBENTURE executed by the Company in favor of Holder on January 13, 2005 is hereby extended through and until June 30, 2006.

     2. Each and every term, condition, and obligation set forth in said SENIOR SECURED CONVERTIBLE DEBENTURE remains in full force and effect through June 30, 2006.

     3. Except for the due date, this extension agreement shall not serve to modify or waive any of the terms, conditions and obligations set forth in said SENIOR SECURED CONVERTIBLE DEBENTURE.

     4. This extension agreement shall inure to the benefit of the parties hereto, and be binding upon them and their successors and assigns.



                            (signatures on next page)

This       day of                    , 2005.
    -------      -------------------

National  Parking  Systems,  Inc.                     Hyde  Investments,  Ltd.
a  Nevada  corporation

By                                                    By
   -------------------------                            ----------------------
Name:  Marc  Ebersole
Title:  President  and  CEO

ABS Holding Company, Inc.
a Nevada corporation


By:
   ------------------------
Name:  Marc  Ebersole
Title:  President  and  CEO

BH Holding Company, Inc.
a Nevada corporation


By:
   ------------------------
Name:  Marc  Ebersole
Title:  President  and  CEO

Marc  Ebersole


----------------------------------
Individually  and  as  shareholder